Exhibit 4.1

NUMBER Transcode Therapeutics, Inc.SHARES##### ##### INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE$0.0001 PAR VALUE COMMON STOCKCUSIP COMMON STOCKTHIS CERTIFIES THAT * SPECIMEN *Is The Owner of#####FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Transcode Therapeutics, Inc.Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.Dated: #####COUNTERSIGNED AND REGISTERED: VSTOCK TRANSFER, LLC Transfer Agent and RegistrarChief Executive Officer Secretary By: AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM - as tenants in common UNIF GIFT MIN ACT.........................Custodian....................... TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with the right of Act....................................................... survivorship and not as tenants (State) in commonAdditional abbreviations may also be used though not in the above list.For value received, _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ hereby sell, assign and transfer unto PLEASE INSERTSOCIALSECURITY OR OTHER IDENTIFYINGNUMBER OF ASSIGNEE:(PLEASE PRJNT OR TYPEWRJTE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)sharesof the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ ,, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.Dated- - - - - - - - - - - - X._ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE.THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks.Stockbrokers. Savingsand LoanAssociations and Credit Unions).SIGNATURE GUARANTEED :TRANSFER FEE WILL APPLY